Exhibit 99.5

                           THERMO ELECTRON CORPORATION

           Unaudited Pro Forma Condensed Combined Financial Statements
           -----------------------------------------------------------

       On May 9, 2005, Thermo Electron Corporation (the "company") acquired the stock of certain businesses and assets that collectively comprise the Kendro Laboratory Products ("Kendro") division of SPX Corporation. The following unaudited pro forma condensed combined financial statements have been prepared to give effect to the completed acquisition, which was accounted for using the purchase method of accounting.

       The unaudited pro forma condensed combined balance sheet as of April 2, 2005, and the unaudited pro forma condensed combined statements of income for the three months ended April 2, 2005 and the year ended December 31, 2004, are presented herein. The unaudited pro forma condensed combined balance sheet gives effect to the acquisition as if it had been completed on April 2, 2005, and combines the unaudited condensed balance sheets of the company and Kendro. The unaudited pro forma condensed combined statement of income for the three months ended April 2, 2005 and the year ended December 31, 2004 combines the historical results of the company and Kendro and gives effect to the acquisition as if it had occurred on January 1, 2004.

       The unaudited pro forma condensed combined financial statements presented are based on the assumptions and adjustments described in the accompanying notes. The unaudited pro forma condensed combined financial statements are presented for illustrative purposes and do not purport to represent what the financial position or results of operations would actually have been if the events described above occurred as of the dates indicated or what such financial position or results would be for any future periods. The unaudited pro forma condensed combined financial statements, and the accompanying notes, are based upon the respective historical consolidated and combined financial statements of the company and Kendro, and should be read in conjunction with the historical financial statements and related notes of the company contained in the company's Quarterly Report on Form 10-Q for the fiscal quarter ended April 2, 2005, and Annual Report on Form 10-K for the year ended December 31, 2004, as well as the historical combined financial statements and related notes of Kendro, which are attached as Exhibit 99.4 to the company's Current Report on Form 8-K/A (Amendment No. 1) filed on July 22, 2005.

                           THERMO ELECTRON CORPORATION

              Unaudited Pro Forma Condensed Combined Balance Sheet
                                  April 2, 2005

                                 (In thousands)


                                                                   Thermo
                                                                Electron,        Kendro,       Pro Forma               Pro Forma
                                                              As Reported    As Reported     Adjustments                Combined
                                                              -----------    -----------     -----------              ----------

ASSETS

Current Assets:
 Cash and cash equivalents                                     $  351,560     $    5,364      $ (334,319)     (A)     $   22,605
 Short-term available-for-sale investments                        177,043              -               -                 177,043
 Accounts receivable, net                                         458,558         63,390               -                 521,948
 Related-party receivable                                               -          1,700          (1,700)     (G)              -
 Inventories                                                      345,605         58,644          12,147      (F)        416,396
 Deferred tax assets                                               91,558              -          (2,463)     (J)         89,095
 Other current assets                                              61,294         10,510          (4,887)     (H)         66,917
                                                               ----------     ----------      ----------              ----------

                                                                1,485,618        139,608        (331,222)              1,294,004
                                                               ----------     ----------      ----------              ----------

Property, Plant and Equipment, Net                                238,030         63,098           3,254      (I)        304,382

Note Receivable from SPX                                                -        120,000        (120,000)     (G)              -

Acquisition-related Intangible Assets                             166,305         70,116         (70,116)     (C)        496,737
                                                                                                 330,432      (D)

Other Assets                                                      159,171          2,561               -                 161,732

Goodwill                                                        1,505,339        310,570        (310,570)     (C)      1,953,098
                                                                                                 447,759      (D)
                                                               ----------     ----------      ----------              ----------

                                                               $3,554,463     $  705,953      $  (50,463)             $4,209,953
                                                               ==========     ==========      ==========              ==========


<
                                       2

>

                           THERMO ELECTRON CORPORATION

        Unaudited Pro Forma Condensed Combined Balance Sheet (continued)
                                  April 2, 2005

                                 (In thousands)

                                                                   Thermo
                                                                Electron,        Kendro,       Pro Forma               Pro Forma
                                                              As Reported    As Reported     Adjustments                Combined
                                                              -----------    -----------     -----------               ---------

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
 Short-term obligations and current maturities of
    long-term obligations                                      $   15,500     $      331  $      259,000      (B)     $  274,831
 Accounts payable                                                 123,692         25,655               -                 149,347
 Accrued payroll and employee benefits                             69,018         14,399               -                  83,417
 Accrued income taxes                                              30,908          1,062               -                  31,970
 Deferred revenue                                                  90,628          5,750               -                  96,378
 Other accrued expenses                                           177,600         12,855               -                 190,455
 Current liabilities of discontinued operations                    41,173              -               -                  41,173
                                                               ----------     ----------      ----------              ----------

                                                                  548,519         60,052         259,000                 867,571
                                                               ----------     ----------      ----------              ----------

Deferred Income Taxes                                              14,066         14,082          48,193      (J)         76,341

Other Long-term Liabilities                                        91,458         24,163               -                 115,621

Note Payable to SPX                                                     -          6,522          (6,522)     (G)              -

Long-term Obligations:
 Senior notes                                                     133,681              -         250,000      (B)        383,681
 Subordinated convertible obligations                              77,234              -               -                  77,234
 Other                                                             12,812              -               -                  12,812
                                                               ----------     ----------      ----------              ----------

                                                                  223,727              -         250,000                 473,727
                                                               ----------     ----------      ----------              ----------

Shareholders' Equity:
 Common stock                                                     180,433              -               -                 180,433
 Capital in excess of par value                                 1,392,143              -               -               1,392,143
 Retained earnings                                              1,430,113              -               -               1,430,113
 Treasury stock at cost                                          (437,315)             -               -                (437,315)
 Deferred compensation                                             (4,873)             -               -                  (4,873)
 Accumulated other comprehensive items                            116,192         81,748         (81,748)     (K)        116,192
 Parent company investment                                              -        519,386        (519,386)     (K)              -
                                                               ----------     ----------      ----------              ----------

                                                                2,676,693        601,134        (601,134)              2,676,693
                                                               ----------     ----------      ----------              ----------

                                                               $3,554,463     $  705,953      $  (50,463)             $4,209,953
                                                               ==========     ==========      ==========              ==========


See accompanying notes to unaudited pro forma condensed combined financial statements.

<
                                       3

>


                           THERMO ELECTRON CORPORATION

           Unaudited Pro Forma Condensed Combined Statement of Income
                        Three Months Ended April 2, 2005

                     (In thousands except per share amounts)

                                                                   Thermo
                                                                Electron,        Kendro,       Pro Forma               Pro Forma
                                                              As Reported    As Reported     Adjustments                Combined
                                                              -----------    -----------     -----------               ---------

Revenues                                                       $  559,208     $   93,860      $        -              $  653,068
                                                               ----------     ----------      ----------              ----------

Costs and Operating Expenses:
 Cost of revenues                                                 299,974         55,422              27      (I)        355,423
 Selling, general and administrative expenses                     163,501         19,196            (519)     (C)        198,700
                                                                                                  16,522      (D)
 Research and development expenses                                 36,328          3,032               -                  39,360
 Restructuring and other income, net                                 (271)           (23)              -                    (294)
                                                               ----------     ----------      ----------              ----------

                                                                  499,532         77,627          16,030                 593,189
                                                               ----------     ----------      ----------              ----------

Operating Income                                                   59,676         16,233         (16,030)                 59,879
Interest Income                                                     3,336          2,130          (1,939)     (A)          1,530
                                                                                                  (1,997)     (G)
Interest Expense                                                   (3,155)          (133)         (5,091)     (B)         (8,278)
                                                                                                     101      (G)
Other Income, Net                                                   3,123              3               -                   3,126
                                                               ----------     ----------      ----------              ----------

Income from Continuing Operations Before Provision
 for Income Taxes                                                  62,980         18,233         (24,956)                 56,257
Provision for Income Taxes                                        (17,397)        (4,447)          6,040      (L)        (15,804)
                                                               ----------     ----------      ----------              ----------

Income from Continuing Operations                              $   45,583     $   13,786      $  (18,916)             $   40,453
                                                               ==========     ==========      ==========              ==========

Earnings per Share from Continuing Operations:
 Basic                                                         $      .28                                             $      .25
                                                               ==========                                             ==========
 Diluted                                                       $      .28                                             $      .25
                                                               ==========                                             ==========

Weighted Average Shares:
 Basic                                                            160,957                                                160,957
                                                               ==========                                             ==========
 Diluted                                                          164,730                                                164,730
                                                               ==========                                             ==========






See accompanying notes to unaudited pro forma condensed combined financial statements.

<

>

                           THERMO ELECTRON CORPORATION

           Unaudited Pro Forma Condensed Combined Statement of Income
                          Year Ended December 31, 2004

                     (In thousands except per share amounts)


                                                        Thermo
                                                     Electron,         Kendro,      Less: Bio-       Pro Forma            Pro Forma
                                                   As Reported     As Reported      Processing     Adjustments             Combined
                                                   -----------     -----------      ----------     -----------           ----------

Revenues                                            $2,205,995      $  370,594      $    4,416      $        -           $2,572,173
                                                    ----------      ----------      ----------      ----------           ----------

Costs and Operating Expenses:
 Cost of revenues                                    1,191,516         227,694           4,054            (169)  (H)      1,415,095
                                                                                                           108   (I)
 Selling, general and administrative
    expenses                                           626,458          76,582           2,147          (3,460)  (C)        763,519
                                                                                                        66,086   (D)
 Research and development expenses                     134,680          11,005             377               -              145,308
 Restructuring and other costs, net                     15,829          11,566               -          (5,561)  (E)         21,834
                                                    ----------      ----------      ----------      ----------           ----------

                                                     1,968,483         326,847           6,578          57,004            2,345,756
                                                    ----------      ----------      ----------      ----------           ----------

Operating Income                                       237,512          43,747          (2,162)        (57,004)             226,417
Interest Income                                          9,021           7,048               -          (6,620)  (A)          2,774
                                                                                                        (6,675)  (G)
Interest Expense                                       (10,979)           (787)              -         (20,365)  (B)        (31,794)
                                                                                                           337   (G)
Other Income (Expense), Net                             23,665            (241)              -               -               23,424
                                                    ----------      ----------      ----------      ----------           ----------

Income from Continuing Operations Before
 Provision for Income Taxes                            259,219          49,767          (2,162)        (90,327)             220,821
Provision for Income Taxes                             (40,852)        (15,597)              -          28,553   (L)        (27,896)
                                                    ----------      ----------      ----------      ----------           ----------

Income from Continuing Operations                   $  218,367      $   34,170      $   (2,162)     $  (61,774)          $  192,925
                                                    ==========      ==========      ==========      ==========           ==========

Earnings per Share from Continuing
 Operations:
    Basic                                           $     1.34                                                           $     1.18
                                                    ==========                                                           ==========
    Diluted                                         $     1.31                                                           $     1.16
                                                    ==========                                                           ==========

Weighted Average Shares:
    Basic                                              163,133                                                              163,133
                                                    ==========                                                           ==========
    Diluted                                            167,641                                                              167,641
                                                    ==========                                                           ==========




See accompanying notes to unaudited pro forma condensed combined financial statements.

<

>


                           THERMO ELECTRON CORPORATION

      Notes to Unaudited Pro Forma Condensed Combined Financial Statements

1.     Basis of Presentation

       The unaudited pro forma condensed combined balance sheet was prepared using the historical balance sheet of the company as of April 2, 2005, and Kendro as of March 31, 2005. The unaudited pro forma condensed combined statements of income were prepared using the historical statements of income of the company for the three months ended April 2, 2005, and for the year ended December 31, 2004, and of Kendro for the three months ended March 31, 2005, and for the year ended December 31, 2004.

       The unaudited pro forma condensed combined statement of income for the year ended December 31, 2004, was adjusted to exclude the operating results of Kendro's Carr BioProcessing ("BioProcessing") product line, which was sold by Kendro in November 2004.

2.     Acquisition Financing

       The purchase price for Kendro was $833.5 million in cash, net of cash acquired, subject to a post-closing adjustment. The company initially funded the purchase price for the acquisition with cash on hand and $570 million in proceeds under a 364-day senior unsecured revolving credit facility. Subsequently, the company paid down $61 million of the revolving credit facility with cash. The company refinanced the remaining balance of the revolving credit facility using a combination of short- and long-term debt instruments. As of July 6, 2005, the debt instruments in place to finance the acquisition consisted of $250 million aggregate principal amount of 5% Senior Notes due 2015, $80 million of short-term money market loans and $179 million of short-term borrowings under a revolving credit facility in Europe.

3.     Purchase Price Allocation

       The unaudited pro forma condensed combined financial statements reflect a purchase price of $833.5 million, net of cash acquired, plus $3.75 million of estimated transaction costs. The purchase price is subject to a post-closing balance sheet adjustment. The cash paid to SPX for Kendro initially consisted of $833.5 million plus $8.7 million for bank cash balances at the closing date. At that date, Kendro had a book cash balance of $2.6 million, reflecting checks written immediately prior to the closing. The difference between the bank cash and book cash at the acquisition date will be reimbursed to the company through the post-closing adjustment process.

       The allocation of the purchase price was based on estimates of the fair value of the net assets acquired and is subject to adjustment upon finalization of the purchase price allocation. The Company is in the process of obtaining real estate appraisals for owned facilities. Adjustments to the fair value of Kendro's fixed assets could result. The company is evaluating potential restructuring actions that may be undertaken at Kendro or within existing businesses with which Kendro is being integrated. Such actions may include rationalizing product lines, consolidation of facilities and reductions in staffing levels. The company will record the cost of restructuring actions at Kendro as an increase to goodwill when decisions are made as to the extent of such actions. Costs of restructuring actions at existing businesses will be recorded to expense. The company expects to finalize its restructuring plan no later than one year following completion of the Kendro acquisition.

<

>

                           THERMO ELECTRON CORPORATION

3.     Purchase Price Allocation (continued)

       The components of the preliminary purchase price allocation are as follows (in thousands):


Purchase Price:
 Cash paid                                                                                                              $ 842,200
 Cash acquired                                                                                                             (2,631)
 Estimated transaction costs                                                                                                3,750
                                                                                                                        ---------

                                                                                                                        $ 843,319
                                                                                                                        =========

Allocation:
 Current assets                                                                                                         $ 139,493
 Property, plant and equipment                                                                                             67,305
 Acquired intangible assets                                                                                               330,432
 Goodwill                                                                                                                 444,365
 Other assets                                                                                                               2,591
 Other liabilities                                                                                                       (140,867)
                                                                                                                        ---------

                                                                                                                        $ 843,319
                                                                                                                        =========

       Differences between the above allocation and the March 31, 2005 combined condensed pro forma balance sheet reflect changes in Kendro's balance sheet between March 31, 2005 and May 9, 2005.

       Acquired intangible assets are as follows (in thousands):

                                                                                                       Estimated     Amortization
                                                                                                      Fair Value           Period
                                                                                                      ----------     ------------

Customer Relationships                                                                                  $287,355          5 years
Product Technology                                                                                        43,077          5 years
                                                                                                        --------

                                                                                                        $330,432
                                                                                                        ========

4.     Pro Forma Adjustments

       The following pro forma adjustments are based on preliminary estimates, which may change as additional information is obtained:

       (A) To record the cash paid for the acquisition and to record the related estimated decrease in interest income earned.

       (B) To record the $250 million aggregate principal amount of 5% Senior Notes due 2015, the $80 million of short-term money market loans, the $179 million of short-term borrowings under a revolving credit facility in Europe and related interest expense.

       (C) To eliminate Kendro's existing goodwill and intangible assets, and amortization of the intangible assets.

       (D) To record goodwill and acquired intangible assets, and amortization of the intangible assets.

       (E) To eliminate the loss recorded by Kendro on its sale of the BioProcessing product line.

       (F) To adjust Kendro's inventory to fair value. The cost of sales impact of the write-up of inventory to fair value has been excluded as it is a non-recurring item.

       (G) To remove intercompany balances receivable from or payable to Kendro's parent company that were excluded as part of the purchase agreement, and related interest income and expense.

<

>

                           THERMO ELECTRON CORPORATION

4.     Pro Forma Adjustments (continued)

       (H) To remove the net book value of the BioProcessing facility land and building that were not included in the acquisition and to remove the depreciation expense recorded for this facility through April 2004. Subsequent to April 2004, this facility was held for sale by Kendro and, as a result, was no longer depreciated and was classified as a current asset.

       (I) To adjust Kendro's property, plant and equipment to fair value and record the related depreciation.

       (J) To record deferred tax liabilities related to identified intangible assets and inventory adjustments, where required.

       (K)    To remove the historical equity accounts of Kendro.

       (L) To record a tax provision on the income earned by Kendro's U.S. operations which operated substantially within a partnership structure, and accordingly, were not subject to income taxes and to record a tax benefit on pro forma adjustments to income.


<

>